                                                                    EXHIBIT 4.1


COMMON STOCK                                                       COMMON STOCK
   NUMBER                                                             SHARES

                                         PUMA
                                      TECHNOLOGY

                      INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                          SEE REVERSE SIDE FOR
                                                          CERTAIN DEFINITIONS
                                                          AND A STATEMENT OF
                                                          RIGHTS, PREFERENCES,
                                                          PRIVILEGES AND
                                                          RESTRICTIONS ON SHARES

                                                          CUSIP 745887 10 9

THIS CERTIFIES THAT




IS THE RECORD HOLDER OF

   FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.001 PAR VALUE
                                 PER SHARE, OF
                              PUMA TECHNOLOGY, INC.
transferable on the books of the Corporation by the record holder hereof, in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:

/s/ M. Bruce Nakao                    [SEAL]            /s/ Bradley A. Rowe
SENIOR VICE PRESIDENT,                                  PRESIDENT AND CHIEF
CHIEF FINANCIAL OFFICER                                 EXECUTIVE OFFICER


COUNTERSIGNED AND REGISTERED:
HARRIS TRUST COMPANY OF CALIFORNIA
                 TRANSFER AGENT
                  AND REGISTRAR

BY
               AUTHORIZED SIGNATURE
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     A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common              UNIF GIFT MIN ACT -- ............Custodian............
TEN ENT -- as tenants by the entireties                            (Cust)                (Minor)
JT TEN --  as joint tenants with right of                         under Uniform Gifts to Minors
           survivorship and not as tenants                        Act..............................
           in common                                                        (State)
                                             UNIF TRF MIN ACT -- ..........Custodian (until age.....)
                                                                  (Cust)

                                                                 ........... under Uniform Transfers
                                                                   (Minor)
                                                                 to Minors Act......................
                                                                                     (State)

         Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, ________________________________________hereby sell(s), assign(s) and transfers(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
/                              /

_______________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_________________________________

                                   X
                                   _____________________________________________

                                   X
                                   _____________________________________________
                                   NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                   MUST CORRESPOND WITH THE NAME(S) AS WRITTEN
                                   UPON THE FACE OF THE CERTIFICATE IN EVERY
                                   PARTICULAR, WITHOUT ALTERATION OR
                                   ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:



________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED MEDALLION SIGNATURE GUARANTEE
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.